UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 18, 2022

YOUNGEVITY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38116	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Oﬀ-Balance Sheet Arrangement.

On February 18, 2022, Crestmark Bank (“Crestmark”) issued to Youngevity International, Inc. (the “Company”) a notice regarding certain Defaults, as defined in the Amended and Restated Loan and Security Agreement dated November 16, 2017, by and between Crestmark, CLR Roasters, LLC (“Borrower”) and the Company, Stephan R. Wallach and David Briskie, as Guarantor (the “Guarantors”), as amended (the "Loan Agreement'), existing under the Loan Agreement and Loan Documents (as defined in the Loan Agreement). The Loan Documents include a Second Amended and Restated Promissory Note issued to Crestmark Bank on January 19, 2022, in the principal amount of $3,000,000 (the “Second Amended and Restated Promissory Note”). The Defaults were stated to include, but not be limited to, Borrower's failure to provide the quarter1y Management Prepared Financial Statements for the quarters ended September 30, 2021, and December 31, 2021, as set forth in Section 13 of the Schedule to the Loan Agreement. As a result of these Defaults, Crestmark has the right to charge the Extra Rate defined in, the Loan Documents, and had the right to accelerate the indebtedness, and to enforce any other right or remedy set forth in the Loan Documents and under applicable law.

On April 4, 2022, the Company, Borrower and the Guarantors entered into a Forbearance Agreement with Crestmark (the “Forbearance Agreement”) pursuant to which Crestmark agreed to forbear from collection action under the Loan Documents until the earlier of June 30, 2022, or the occurrence of a new Default.

A copy of the Loan Agreement, as amended, the Second Amended and Restated Promissory Note and the Forbearance Agreement are attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1

Loan and Security Agreement with Crestmark Bank and related schedules dated November 16, 2017 (incorporated herein by reference to Exhibit 10.43 to the Company’s Annual Report on Form 10-K, File No. 000-54900, filed with the Securities and Exchange Commission on March 30, 2018)

10.2

Amendment No. 1 to the Loan and Security Agreement with Crestmark Bank, dated December 29, 2017 (incorporated herein by reference to Exhibit 10.44 to the Company’s Annual Report on Form 10-K, File No. 000-54900, filed with the Securities and Exchange Commission on March 30, 2018)

10.3	Amendment No.2 to the Loan and Security Agreement with Crestmark Bank, dated January 19, 2022
10.4	Second Amended and Restated Promissory Note issued to Crestmark Bank, dated January 19, 2022
10.5	Forbearance Agreement with Crestmark Bank, dated April 4, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: May 2, 2022	By: /s/ David Briskie
Name: David Briskie
Title: President and Chief Investment Officer